UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2014

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration High Income Fund for the twelve-month reporting period ended July 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 29, 2014

II	Western Asset Short Duration High Income Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended July 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the second estimate for second quarter GDP growth, released after the reporting period ended, was 4.2%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures, increased private inventory investment and exports, as well as an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI peaked in July 2014, with a reading of 57.1, representing its highest reading since April 2011, and seventeen of the eighteen industries within the PMI expanded.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 6.1% in June 2014. This represented the lowest level since September 2008. The unemployment rate then ticked up to 6.2% in July 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.9% in July 2014, close to its lowest level since 1978.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35

Western Asset Short Duration High Income Fund	III

Investment commentary (cont’d)

billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next five meetings (January, March, April, June and July 2014), it announced further $10 billion tapering of its asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 29, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Short Duration High Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests at least 80% of its assets in high-yield debt securities. The Fund’s investments may include, but will not be limited to, high-yield corporate debt securities and adjustable rate bank loans. Subject to its 80% investment policy, the Fund may also invest in investment grade fixed-income securities, including but not limited to, corporate debt securities, mortgage- and asset-backed securities and securities issued by foreign issuers, including those located in emerging markets. The Fund’s investments in foreign securities may either be denominated in U.S. dollars or foreign currencies. The Fund’s investments may be of any maturity. The Fund seeks to maintain a dollar-weighted average effective durationi of three years or less.

Instead of and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility but outperformed equal-duration Treasuries over the twelve months ended July 31, 2014. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”)iii and several geopolitical issues. However, these factors were generally overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields edged lower during the twelve months ended July 31, 2014. Two-year Treasury yields rose from 0.31% at the beginning of the period to 0.53% at the end of the period. Their peak of 0.56% occurred on July 30, 2014 and they were as low as 0.28% in late November and early December 2013. Ten-year Treasury yields were 2.60% at the beginning of the period and reached a low of 2.44% on May 28, 2014. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.58%.

The short duration high-yield market, as measured by the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index (the “Index”)iv, returned 6.63% for the twelve months ended July 31, 2014.

Western Asset Short Duration High Income Fund 2014 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced our exposures to investment grade corporate bonds, high-yield corporate bonds and cash. Conversely, we increased the Fund’s allocations to non-agency mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) emerging market debt and bank loans. Elsewhere, we moved from a long to a short duration versus that of the Index.

High-yield index swaps were used to opportunistically manage the Fund’s exposure to the high-yield market. These “market hedges” were intended to protect the portfolio from “risk-off” periods, while maintaining the Fund’s exposure to higher betav (and higher income) idiosyncratic investments. All told, these instruments did not meaningfully impact performance during the reporting period. The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration, which was a small negative for performance. Finally, currency forwards, which were used to hedge the Fund’s currency risk and manage our non-U.S. dollar currency exposure, did not meaningfully impact performance.

Performance review

For the twelve months ended July 31, 2014, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned 7.44%. The Fund’s unmanaged benchmark, the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index, returned 6.63%, for the same period. The Lipper High Yield Funds Category Average1 returned 7.15% over the same time frame.

Performance Snapshot as of July 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration High Income Fund:
Class A	2.88%	7.44%
Class B2	2.77%	6.97%
Class C	2.68%	6.68%
Class C1♦	2.83%	7.15%
Class R	2.83%	N/A
Class I	3.19%	7.93%
Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index	1.96%	6.63%
Lipper High Yield Funds Category Average[1]	2.96%	7.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value,

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 629 funds for the six-month period and among the 597 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Short Duration High Income Fund 2014 Annual Report

investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2014 for Class A, Class B, Class C, Class C1, Class R and Class I shares were 5.13%, 4.78%, 4.51%, 4.89%, 5.01% and 5.55%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A would have been 5.09%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class R shares is not shown because the inception date for this share class was January 31, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 27, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1, Class R and Class I shares were 0.95%, 1.47%, 1.80%, 1.41%, 1.31% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class A shares, 1.75% for Class C shares. 1.40% for Class R shares and 0.85% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its security selection of high-yield corporate bonds. Individual high-yield securities that added the most value included our overweights in New Cotai Holdings, Sanchez Energy Corp. and Access Midstream Partners.

The Fund’s overweight to non-agency MBS was beneficial for performance during the

Western Asset Short Duration High Income Fund 2014 Annual Report	3

Fund overview (cont’d)

reporting period. Non-agency MBS was additive for results given solid demand, incremental yield and principal paydowns. Elsewhere, our overweight to bank loans was rewarded as they outperformed the Index.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our underweight to high-yield corporate bonds, as the sector outperformed the Index. The overall high-yield market benefited from generally robust investor demand, improving fundamentals and low defaults.

Our overweight allocation to investment grade corporate bonds was also negative for results as it lagged the Index. Among individual detractors from performance were our overweight positions in Lukoil, Wyle Services Corp. and Harmony Foods Corp.

Thank you for your investment in Western Asset Short Duration High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 19, 2014

RISKS: The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2014 were: Energy (17.6%), Consumer Discretionary (17.1%), Industrials (14.7%), Materials (10.7%) and Health Care (8.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Short Duration High Income Fund 2014 Annual Report

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

[v]

Beta measures the sensitivity of the investment to the movements of the benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Short Duration High Income Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2014 and July 31, 2013 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Short Duration High Income Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2014 and held for the six months ended July 31, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.88%	$1,000.00	$1,028.80	0.95%	$4.78	[3]	Class A	5.00%	$1,000.00	$1,020.08	0.95%	$4.76
Class B	2.77	1,000.00	1,027.70	1.49	7.49	[3]	Class B	5.00	1,000.00	1,017.41	1.49	7.45
Class C	2.68	1,000.00	1,026.80	1.66	8.34	[3]	Class C	5.00	1,000.00	1,016.56	1.66	8.30
Class C1	2.83	1,000.00	1,028.30	1.36	6.84	[3]	Class C1	5.00	1,000.00	1,018.05	1.36	6.80
Class R4	2.83	1,000.00	1,028.30	1.30	6.47	[5]	Class R	5.00	1,000.00	1,018.35	1.30	6.51
Class I	3.19	1,000.00	1,031.90	0.66	3.33	[3]	Class I	5.00	1,000.00	1,021.52	0.66	3.31

Western Asset Short Duration High Income Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended July 31, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]	For the period January 31, 2014 (inception date) to July 31, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (179), then divided by 365.

8	Western Asset Short Duration High Income Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class C1♦	Class R†	Class I
Twelve Months Ended 7/31/14	7.44%	6.97%	6.68%	7.15%	N/A	7.93%
Five Years Ended 7/31/14	12.70	12.37	N/A	12.19	N/A	12.94
Ten Years Ended 7/31/14	7.92	7.56	N/A	7.44	N/A	8.18
Inception* through 7/31/14	—	—	8.90	—	2.83%	—

With sales charges[2]	Class A	Class B	Class C	Class C1♦	Class R†	Class I
Twelve Months Ended 7/31/14	4.96%	2.47%	5.68%	6.15%	N/A	7.93%
Five Years Ended 7/31/14	12.18	12.24	N/A	12.19	N/A	12.94
Ten Years Ended 7/31/14	7.67	7.56	N/A	7.44	N/A	8.18
Inception* through 7/31/14	—	—	8.90	—	2.83%	—

Cumulative total returns
Without sales charges[1]
Class A (7/31/04 through 7/31/14)	114.23%
Class B (7/31/04 through 7/31/14)	107.26
Class C (Inception date of 8/1/12 through 7/31/14)	18.59
Class C1♦ (7/31/04 through 7/31/14)	105.04
Class R (Inception date of 1/31/14 through 7/31/14)	2.83
Class I (7/31/04 through 7/31/14)	119.60

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares, Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25% (prior to February 15, 2013 the maximum initial sales charge was 4.25%); Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*

Inception dates for Class A, Class B, Class C, Class C1♦, Class R and Class I shares are November 6, 1992, September 2, 1986, August 1, 2012, August 24, 1994, January 31, 2014 and February 5,1996, respectively.

Western Asset Short Duration High Income Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration High Income Fund vs. Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index† — July 2004 - July 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration High Income Fund on July 31, 2004, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2014. The hypothetical illustration also assumes a $10,000 investment, in the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index. The Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in kinds and partial pay-in-kinds are excluded. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short Duration High Income Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

Western Asset Short Duration High Income Fund 2014 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

12	Western Asset Short Duration High Income Fund 2014 Annual Report

Schedule of investments

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 81.7%
Consumer Discretionary — 15.5%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	825,000	$940,500
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	1,460,000	1,554,900
Total Auto Components				2,495,400
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,990,000	2,198,950
Jaguar Land Rover Automotive PLC, Senior Notes	4.125%	12/15/18	3,130,000	3,176,950	(a)
Total Automobiles				5,375,900
Diversified Consumer Services — 0.4%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	3,810,000	4,267,200
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,240,000	1,308,200	(a)
Total Diversified Consumer Services				5,575,400
Hotels, Restaurants & Leisure — 3.4%
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	716,157	724,162	(a)(c)(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,513,348	1,508,375	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000	356,150
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	300,000	277,950	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	810,000	716,850
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	3,460,000	2,880,450
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,380,000	1,459,350	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,920,000	3,270,400
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,560,000	1,579,500	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	1,000,000	995,000	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,825,000	2,980,375	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	1,850,000	1,850,000	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	3,840,000	4,029,600	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	2,840,000	2,982,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,781,000	4,121,290	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,470,000	1,466,325	(a)
MGM Resorts International, Senior Notes	8.625%	2/1/19	500,000	585,000
MGM Resorts International, Senior Notes	6.625%	12/15/21	270,000	292,275

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	13

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,710,000	$1,855,350
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,370,000	1,404,250
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,740,000	1,792,200	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	5,060,000	5,490,100
Studio City Finance Ltd., Senior Notes	8.500%	12/1/20	5,000,000	5,512,500	(a)
Total Hotels, Restaurants & Leisure				48,129,452
Household Durables — 2.5%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	4,160,000	4,409,600	(a)(b)
D.R. Horton Inc., Senior Notes	3.750%	3/1/19	3,570,000	3,507,525
Lennar Corp., Senior Notes	4.500%	6/15/19	7,240,000	7,258,100
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	6,000,000	6,405,000
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	2,000,000	2,080,000
Weyerhaeuser Real Estate Co., Senior Notes	4.375%	6/15/19	820,000	810,775	(a)
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	2,930,000	2,951,975	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,970,000	2,181,775
William Lyon Homes PNW Finance Corp., Senior Secured Notes	7.000%	8/15/22	1,590,000	1,595,962	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	4,580,000	4,683,050	(a)
Total Household Durables				35,883,762
Media — 5.9%
Altice SA, Senior Secured Notes	7.750%	5/15/22	3,700,000	3,792,500	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	517,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,490,000	1,592,438
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	2,120,000	2,268,400
Clear Channel Communications Inc., Senior Notes	10.000%	1/15/18	2,870,000	2,622,462
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	420,000	441,000
CSC Holdings LLC, Senior Debentures	7.875%	2/15/18	2,637,000	3,002,884
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,610,000	3,076,537
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	110,825
DISH DBS Corp., Senior Notes	7.125%	2/1/16	235,000	250,863
Gannett Co. Inc., Senior Notes	5.125%	10/15/19	5,000,000	5,125,000	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	3,250,000	3,298,750	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	3,080,000	3,218,600	(a)
MediaNews Group Inc.	12.000%	12/31/18	1,600,000	1,600,000	(d)
MHGE Parent LLC/MHGE Parent Finance Inc., Senior Notes	8.500%	8/1/19	2,680,000	2,609,650	(a)

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Senior Secured Notes	5.000%	8/1/18	2,500,000	$2,587,500	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	5,543,007	6,374,458	(a)(b)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	2,640,000	2,656,500	(a)
Numericable Group SA, Senior Secured Bonds	6.250%	5/15/24	2,530,000	2,545,812	(a)
Numericable Group SA, Senior Secured Notes	4.875%	5/15/19	12,420,000	12,497,625	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	3,260,000	3,553,400	(a)
Postmedia Network Inc., Secured Notes	12.500%	7/15/18	6,640,000	7,030,100
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	2,090,000	2,142,250
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,290,000	1,298,063
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	260,000	273,650	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	4,800,000	5,184,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	1,990,000	2,154,175	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	1,961,000	(a)
Total Media				83,786,242
Multiline Retail — 0.3%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	3,990,000	4,279,275	(a)(b)
Specialty Retail — 1.4%
Academy Ltd./Academy Finance Corp., Senior Notes	9.250%	8/1/19	3,000,000	3,195,000	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,470,000	1,550,850
CST Brands Inc., Senior Notes	5.000%	5/1/23	810,000	803,925
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	2,039,750	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	8,870,000	8,304,538	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	350,000	352,625	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,815,000	2,857,225	(a)(b)
Total Specialty Retail				19,103,913
Textiles, Apparel & Luxury Goods — 1.0%
American Achievement Corp., Secured Notes	10.875%	4/15/16	6,500,000	6,630,000	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	6,000,000	5,775,000	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	817,650	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	1,473,000	1,524,555
Total Textiles, Apparel & Luxury Goods				14,747,205
Total Consumer Discretionary				219,376,549

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	15

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 2.9%
Beverages — 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,950,000	$2,096,250	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	2,580,000	2,554,200
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	3,760,000	4,244,100
Total Beverages				8,894,550
Food & Staples — 0.3%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	4,330,000	4,654,750	(a)
Food Products — 1.7%
Diamond Foods Inc., Senior Notes	7.000%	3/15/19	1,460,000	1,503,800	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	6,110,000	6,064,175	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	3,820,000	3,791,350	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,420,000	3,655,125	(a)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	5,000,000	5,137,500	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	470,000	494,675	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	2,856,000	2,984,520	(a)
Total Food Products				23,631,145
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.375%	11/15/20	490,000	518,175
Media — 0.1%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	930,000	939,300	(a)
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,600,000	1,579,000
Total Consumer Staples				40,216,920
Energy — 16.8%
Energy Equipment & Services — 3.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	8,500,000	8,967,500
CGG, Senior Notes	6.500%	6/1/21	2,300,000	2,196,500
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	1,250,000	1,250,000	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	4,115,000	4,207,587	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	8,330,000	9,121,350	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	2,190,000	2,239,275	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	310,000	295,275	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,140,000	1,168,500
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	1,635,000	1,565,513	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	2,440,000	2,501,000	(a)

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	3,570,000	$3,766,350	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,760,000	1,966,800
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	3,460,000	3,628,675	(a)
Total Energy Equipment & Services				42,874,325
Oil, Gas & Consumable Fuels — 13.8%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	2,040,000	2,157,300
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	530,000	569,088
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	760,000	786,600
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,920,000	1,324,800
Arch Coal Inc., Senior Notes	9.875%	6/15/19	220,000	169,400
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	680,000	710,600
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,460,000	1,441,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	6,370,000	7,293,650
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	5,240,000	5,371,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	6,020,000	6,546,750
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	1,118,700
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	3,570,000	3,654,787
Comstock Resources Inc., Senior Notes	7.750%	4/1/19	5,080,000	5,372,100
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,560,000	2,873,600
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,636,759	3,404,916	(a)(b)
Crestwood Midstream Partners LP, Senior Notes	6.000%	12/15/20	1,890,000	1,956,150
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,840,000	1,909,000	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	797,000	902,363
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	45,000	51,283	(e)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	3,170,000	3,193,775
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	15,710,000	17,356,094	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,640,000	1,763,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	7,656,000	7,981,380
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	740,000	793,650	(a)
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	2,530,000	2,577,438	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	8,090,000	8,251,800

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	17

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	3,000,000	$3,183,750
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	1,370,000	1,387,125	(a)
Lukoil International Finance BV, Senior Notes	6.125%	11/9/20	1,980,000	2,036,034	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	6,060,000	6,559,950
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	754,000	801,125
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,131,000	1,207,343
MEG Energy Corp., Senior Notes	6.500%	3/15/21	480,000	495,600	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,420,000	3,625,200	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,270,000	1,850,050	(f)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	3,450,000	3,648,375
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	3,870,000	3,986,100
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	4,740,000	4,988,850	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	3,360,000	3,511,200	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	880,000	946,000
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	4,030,000	4,040,075
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	1,950,000	2,174,250
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	438,375	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	6,250,000	6,476,562	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	1,580,000	1,615,550
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	4,350,000	4,328,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000	31,425
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	2,330,000	2,446,500
Rice Energy Inc., Senior Notes	6.250%	5/1/22	3,180,000	3,164,100	(a)
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	1,100,000	1,135,750	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	7/15/22	2,220,000	2,231,100	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	6,010,000	6,115,175	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	6,780,000	7,390,200
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	7,039,000	7,496,535	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,740,000	1,783,500	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000	1,469,700
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	9,283,000	9,677,527	(a)

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	4,000,000		$4,270,000
Total Oil, Gas & Consumable Fuels					194,042,250
Total Energy					236,916,575
Financials — 4.9%
Banks — 2.0%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	800,000		1,103,398	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	820,000		927,112
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,000,000		1,032,500
CIT Group Inc., Senior Notes	5.250%	3/15/18	2,500,000		2,643,750
CIT Group Inc., Senior Notes	5.500%	2/15/19	4,555,000		4,876,697	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	4,680,000		4,791,150
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	1,520,000		2,042,120	(a)(e)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	730,000		856,838	(a)(e)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,890,000		1,937,896	(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	580,000		669,681
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	7,270,000	AUD	8,079,086	(e)(h)
Total Banks					28,960,228
Consumer Finance — 1.0%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		299,244
Ally Financial Inc., Senior Notes	5.500%	2/15/17	530,000		565,443
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	1,750,000		2,056,250
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	2,310,000		2,465,925	(a)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,105,199	(h)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,200,000		2,546,500
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,500,000		1,698,750
SLM Corp., Senior Notes	5.500%	1/15/19	1,680,000		1,743,000
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	980,000		1,044,925	(a)
Total Consumer Finance					13,525,236
Diversified Financial Services — 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,750,000		1,734,688	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	1,190,000		1,210,825	(a)(b)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	6,170,000		6,382,865
ILFC E-Capital Trust I, Junior Subordinated Notes	5.020%	12/21/65	2,450,000		2,364,250	(a)(e)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000		278,534

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	19

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000	$1,014,200
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000	199,635
Total Diversified Financial Services				13,184,997
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	3,500,000	3,727,500	(a)
Real Estate Investment Trusts (REITs) — 0.3%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	3,942,000	3,971,565	(a)
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	5,150,000	5,446,125	(a)
Total Financials				68,815,651
Health Care — 7.1%
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	1,190,000	1,197,438	(a)
Health Care Equipment & Supplies — 1.5%
Alere Inc., Senior Notes	7.250%	7/1/18	2,200,000	2,365,000
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	2,834,000	2,911,935
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	5,495,000	5,639,244	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	9,878,000	9,890,347
Total Health Care Equipment & Supplies				20,806,526
Health Care Providers & Services — 5.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	3,287,000	3,878,660
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	2,269,000	2,393,795
Catamaran Corp., Senior Bonds	4.750%	3/15/21	2,790,000	2,790,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	5,720,000	6,063,200
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	5,989,000	6,378,285
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	5,010,000	5,210,400
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	5,477,000	5,969,930
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	2,224,000	2,440,840	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	45,000	50,175	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	2,823,000	3,055,898	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	6,450,000	7,022,437
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	10,509,000	11,139,540
Jaguar Holding Co. I, Senior Notes	9.375%	10/15/17	3,610,000	3,682,200	(a)(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000	553,350	(a)
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	8,989,000	9,708,120	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	1,640,000	1,754,800
Total Health Care Providers & Services				72,091,630

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.500%	12/15/18	250,000	$268,437	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	5,580,000	5,768,325	(a)
Total Pharmaceuticals				6,036,762
Total Health Care				100,132,356
Industrials — 13.3%
Aerospace & Defense — 1.3%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	1,310,000	1,342,750	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,260,000	3,292,600	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	3,270,000	3,621,525
Erickson Inc., Secured Notes	8.250%	5/1/20	3,552,000	3,587,520
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,950,000	1,981,687	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	4,780,000	4,809,875	(a)
Total Aerospace & Defense				18,635,957
Airlines — 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	5,945,000	6,251,465	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	227,613	252,651
American Airlines, Pass Through Trust, Secured Bonds	6.125%	7/15/18	8,500,000	8,994,062
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	586,663	636,529	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	2,261,271	2,382,815
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	126,638	127,509	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	447,491	522,715
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	141,230
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	226,743	240,206
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	237,775	248,475
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	52,343	58,493
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	422,364	456,153
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	73,040	79,474
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	2,040,000	2,182,800
United Continental Holdings Inc., Senior Notes	6.375%	6/1/18	2,835,000	3,040,538
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,074,525	1,173,919
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	760,000	788,500
Total Airlines				27,577,534

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	21

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	2,870,000	$2,805,425	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	5,450,000	5,354,625
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	2,260,000	2,401,250	(a)
Total Building Products				10,561,300
Commercial Services & Supplies — 1.5%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	650,000	664,625	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	874,912	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	6,180,000	6,519,900
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	164,438
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	813,000	873,975	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	260,000	279,500	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,250,000	1,237,500	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,690,000	2,757,250
West Corp., Senior Notes	5.375%	7/15/22	8,010,000	7,789,725	(a)
Total Commercial Services & Supplies				21,161,825
Construction & Engineering — 1.4%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	4,220,000	3,861,300	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	5,300,000	5,326,500	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	4,560,000	4,788,000	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	5,020,000	5,183,150	(a)
Total Construction & Engineering				19,158,950
Electrical Equipment — 0.8%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	5,500,000	5,451,875	(a)(b)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,500,150	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	2,300,000	2,415,000	(a)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	1,450,000	1,489,875
Total Electrical Equipment				10,856,900
Machinery — 1.5%
Case New Holland Industrial Inc., Senior Notes	7.875%	12/1/17	4,000,000	4,585,000
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	2,990,000	3,236,675	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	7,290,000	7,836,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,310,800

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — continued
Manitowoc Co. Inc., Senior Notes	8.500%	11/1/20	2,500,000	$2,750,000
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	910,000	1,012,375	(a)
Total Machinery				20,731,600
Marine — 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,599,722	1,414,421	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,690,000	1,694,225
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,290,000	3,347,575	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,440,000	1,551,600
Total Marine				8,007,821
Professional Services — 0.2%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	3,210,000	3,210,000	(a)
Road & Rail — 1.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,520,000	1,618,800	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	4,800,000	5,052,000	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	6,640,000	6,889,000	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	5,220,000	5,735,475	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,710,000	1,705,725	(a)
Total Road & Rail				21,001,000
Trading Companies & Distributors — 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	2,150,000	2,120,438	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	910,000	971,425	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,630,000	3,947,625
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000	1,030,200	(a)
Total Trading Companies & Distributors				8,069,688
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	2,720,000	2,767,600	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	4,372,000	4,678,040	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,010,000	2,105,475	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	6,130,000	6,183,637	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,290,000	1,315,800	(a)
Total Transportation				17,050,552
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,740,000	1,821,563	(a)
Total Industrials				187,844,690

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	23

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 2.7%
Electronic Equipment, Instruments & Components — 0.2%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	350,000		$368,375
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	2,130,000		2,114,025	(a)
Total Electronic Equipment, Instruments & Components					2,482,400
Internet Software & Services — 0.7%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	4,000,000		4,090,000	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,370,000		1,582,350
Bankrate Inc., Senior Notes	6.125%	8/15/18	3,590,000		3,805,400	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,060,000		1,127,575
Total Internet Software & Services					10,605,325
IT Services — 1.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	3,215,000		3,198,925	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	4,730,000		5,084,750	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	6,259,000		7,338,677
Interactive Data Corp., Senior Notes	5.875%	4/15/19	2,050,000		2,067,938	(a)
Total IT Services					17,690,290
Software — 0.6%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	3,070,000		3,231,175	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	4,460,000		4,593,800	(a)
Total Software					7,824,975
Total Information Technology					38,602,990
Materials — 10.0%
Chemicals — 1.3%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	640,000		668,800
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,760,000		1,812,800	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,369,316	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	600,000	EUR	897,833	(h)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	688,339	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	730,000		768,325
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	11,305,000		11,757,200	(a)
Total Chemicals					17,962,613
Construction Materials — 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	3,344,000		3,360,720	(a)
Containers & Packaging — 2.6%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	2,790,000		2,824,875	(a)(b)

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	4,220,000	$4,578,700	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	3,080,000	3,080,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	550,000	594,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	598,235	592,253	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	3,070,000	3,070,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.232%	12/15/19	4,540,000	4,460,550	(a)(e)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	2,940,000	3,131,100	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	3,000,000	3,236,250
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	502,313
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	4,175,000	4,373,312
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	485,000	525,013
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	3,200,000	3,328,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	2,000,000	2,117,500
Total Containers & Packaging				36,413,866
Metals & Mining — 4.6%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	3,900,000	3,588,000	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,920,000	2,861,600
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	3,130,000	3,227,812	(a)
First Quantum Minerals Ltd., Senior Notes	6.750%	2/15/20	1,000,000	1,025,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	9,350,000	9,542,844	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	6,550,000	6,812,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,799,000	1,920,433	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,010,000	864,300	(a)(c)(e)(f)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,610,000	358,618	(a)(c)(d)(f)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	460,000	411,700
Novelis Inc., Senior Notes	8.375%	12/15/17	2,500,000	2,631,250
Novelis Inc., Senior Notes	8.750%	12/15/20	940,000	1,019,900
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	2,100,000	2,363,812	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	4,830,000	5,125,837

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	25

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	2,989,000		$3,347,680	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	800,000		844,000	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	3,180,000	EUR	4,476,411	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	2,550,000		2,027,250	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	2,710,000		2,899,700
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	5,612,000		6,341,560
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	2,230,000		2,514,325
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	1,530,000		1,528,088	(a)
Total Metals & Mining					65,732,120
Paper & Forest Products — 1.3%
Ainsworth Lumber Co., Ltd., Senior Secured Notes	7.500%	12/15/17	3,600,000		3,780,000	(a)
Appvion Inc., Secured Notes	9.000%	6/1/20	4,000,000		3,835,000	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,500,000		1,432,500
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	3,630,000		3,993,000	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000		658,750	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	3,800,000		4,075,500
Total Paper & Forest Products					17,774,750
Total Materials					141,244,069
Telecommunication Services — 5.5%
Diversified Telecommunication Services — 3.4%
CenturyLink Inc., Senior Notes	6.150%	9/15/19	8,000,000		8,720,000
CenturyLink Inc., Senior Notes	5.625%	4/1/20	10,000		10,463
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	7,130,000		7,593,450	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,470,000		2,612,025
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	6,330,000		6,781,012
Level 3 Financing Inc., Senior Notes	8.125%	7/1/19	2,000,000		2,140,000
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	1,400,000		1,496,250
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	3,835,000		4,189,738
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	2,360,000		2,563,550
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000		247,250	(a)
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	4,000,000		4,360,264
Windstream Corp., Senior Notes	7.875%	11/1/17	2,000,000		2,292,500
Windstream Corp., Senior Notes	7.500%	4/1/23	2,320,000		2,482,400
Zayo Group LLC/Zayo Capital Inc., Senior Notes	10.125%	7/1/20	2,000,000		2,277,500
Total Diversified Telecommunication Services					47,766,402

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 2.1%
GTP Acquisition Partners I LLC, Secured Notes	7.628%	6/15/16	4,400,000	$4,688,754	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	670,000	699,145
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,380,000	1,352,400
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	12,455,000	14,634,625	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	4,000,000	4,260,000
Sprint Corp., Senior Notes	7.875%	9/15/23	1,860,000	1,994,850	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	1,800,000	1,842,750	(a)
Total Wireless Telecommunication Services				29,472,524
Total Telecommunication Services				77,238,926
Utilities — 3.0%
Electric Utilities — 1.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,330,350
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	5,000,000	5,300,000	(a)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	3,088,906	3,243,351
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,615,000	2,843,812
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	2,000,000	2,140,000	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	623,543	645,367	(f)
RJS Power Holdings LLC, Senior Subordinated Notes	5.125%	7/15/19	2,210,000	2,187,900	(a)
Total Electric Utilities				18,690,780
Gas Utilities — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	770,000	806,575
Independent Power and Renewable Electricity Producers — 1.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	260,000	271,700
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	3,370,000	3,572,200	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	1,030,000	0	(c)(d)(f)(i)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	11,130,000	11,909,100	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	4,990,000	5,289,400	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	419,133	448,211
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,393,241	1,570,879
Total Independent Power and Renewable Electricity Producers				23,061,490
Total Utilities				42,558,845
Total Corporate Bonds & Notes (Cost — $1,145,529,416)				1,152,947,571
Asset-Backed Securities — 5.7%
ACE Securities Corp., 2004-HE4 M2	1.130%	12/25/34	2,671,809	2,614,134	(e)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.530%	11/25/32	2,732,268	2,700,520	(e)
Asset-Backed Funding Certificates, 2004-OPT5 M1	1.280%	3/25/34	6,276,399	5,610,831	(e)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	27

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Babson CLO Ltd., 2014-IA C	3.680%	7/12/25	2,000,000	$1,932,600	(a)(d)(e)
Carlyle Global Market Strategies CLO Ltd., 2014-2A D	3.796%	5/15/25	2,750,000	2,631,200	(a)(d)(e)
Cent CLO LP, 2014-21A C	3.731%	7/27/26	2,500,000	2,350,000	(a)(e)
Cutwater Ltd., 2014-1A C	3.931%	7/15/26	2,900,000	2,711,500	(a)(e)
GSAA Trust, 2006-5 2A3	0.425%	3/25/36	5,035,065	3,557,173	(e)
Hildene CLO Ltd., 2014-2A D	3.976%	7/19/26	2,500,000	2,375,000	(a)(e)
Home Equity Mortgage Trust, 2005-3 M3	1.235%	11/25/35	4,170,920	3,873,079	(e)
Home Loan Mortgage Loan Trust, 2005-1 A3	0.512%	4/15/36	7,263,966	6,282,677	(e)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	0.305%	3/25/37	3,279,490	2,558,196	(e)
Keuka Park CLO Ltd., 2013-1A D	3.434%	10/21/24	1,000,000	963,878	(a)(e)
LCM Limited Partnership, 16A D	3.858%	7/15/26	2,000,000	1,932,600	(a)(d)(e)
Lehman XS Trust, 2006-8 2A4A	0.412%	6/25/36	12,443,520	7,329,768	(e)
Madison Park Funding Ltd., 2014-12A C	3.282%	7/20/26	1,000,000	1,000,000	(a)(e)
Octagon Investment Partners Ltd., 2014-1A D	3.883%	8/12/26	2,500,000	2,399,750	(a)(d)(e)
Pinnacle Park CLO Ltd., 2014-1A C	3.329%	4/15/26	1,000,000	1,000,780	(a)(e)
Pinnacle Park CLO Ltd., 2014-1A D	3.729%	4/15/26	2,250,000	2,177,257	(a)(e)
RAAC, 2007-RP3 A	0.535%	10/25/46	2,605,374	2,266,876	(a)(e)
RAAC, 2007-SP2 A3	0.805%	6/25/47	8,014,480	6,672,664	(e)
Residential Asset Mortgage Products Inc., 2005-RZ3 M2	0.655%	9/25/35	5,540,000	4,875,560	(e)
Residential Asset Securities Corp., 2004-KS8 MII1	0.995%	9/25/34	4,240,817	3,660,483	(e)
Saranac CLO Ltd., 2014-2A C	2.983%	2/20/25	2,750,000	2,651,000	(a)(e)
Sound Point CLO Ltd., 2014-1A C	2.984%	4/18/26	3,100,000	3,007,000	(a)(d)(e)
Washington Mill CLO Ltd., 2014-1A D	3.677%	4/20/26	2,000,000	1,912,400	(a)(d)(e)
Total Asset-Backed Securities (Cost — $78,556,565)				81,046,926
Collateralized Mortgage Obligations — 4.4%
American Home Mortgage Assets, 2006-6 A1A	0.345%	12/25/46	5,480,253	3,984,582	(e)
Connecticut Avenue Securities, 2013-C01 M2	5.405%	10/25/23	2,200,000	2,555,351	(e)
Countrywide Alternative Loan Trust, 2004-36CB 2A1	5.500%	2/25/35	2,611,100	2,651,931
Countrywide Alternative Loan Trust, 2005-59 1A1	0.486%	11/20/35	4,551,954	3,811,915	(e)
Countrywide Alternative Loan Trust, 2006-24CB A12	5.750%	6/25/36	7,031,852	6,430,390
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	1.305%	9/25/34	4,061,461	3,389,841	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.476%	3/19/45	4,599,925	2,983,691	(e)
DSLA Mortgage Loan Trust, 2004-AR2 A1A	0.976%	11/19/44	1,630,226	1,494,537	(e)
IMPAC Secured Assets Corp., 2004-4 M3	0.755%	2/25/35	4,220,000	3,317,296	(e)
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.435%	4/25/47	6,832,410	6,309,580	(e)
Luminent Mortgage Trust, 2006-6 A1	0.355%	10/25/46	2,960,894	2,610,999	(e)

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
RBSGC Mortgage Pass-Through Certificates, 2005-RP1 2A	3.167%	3/25/34	2,869,644	$2,719,073	(a)(e)
Structured ARM Loan Trust, 2005-14 A1	0.465%	7/25/35	6,620,095	5,113,938	(e)
Structured ARM Loan Trust, 2005-19XS M1II	0.805%	10/25/35	13,486,254	5,112,565	(e)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.365%	8/25/36	6,464,385	5,229,422	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.415%	12/25/35	4,751,106	4,149,160	(e)
Total Collateralized Mortgage Obligations (Cost — $59,795,741)				61,864,271
Convertible Bonds & Notes — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds (Cost — $1,533,000)	9.500%	6/20/19	1,533,000	1,533,000	(a)(c)(d)
Senior Loans — 6.6%
Consumer Discretionary — 1.4%
Diversified Consumer Services — 0.1%
Laureate Education Inc., Term Loan B	5.000%	6/15/18	987,342	960,191	(j)(k)
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,670,000	1,699,225	(j)(k)
Station Casinos LLC, Term Loan B	4.250%	3/2/20	1,568,360	1,570,321	(j)(k)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,350,000	1,512,000	(j)(k)
Total Hotels, Restaurants & Leisure				4,781,546
Household Durables — 0.4%
William Lyon Homes Inc., Bridge Term Loan	—	7/13/15	5,690,000	5,690,000	(c)(d)(l)
Leisure Products — 0.3%
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	9/3/20	1,987,500	2,024,334	(j)(k)
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	2,207,700	2,242,178	(j)(k)
Total Leisure Products				4,266,512
Specialty Retail — 0.3%
Camping World Inc., Term Loan	5.750%	2/20/20	2,715,625	2,742,781	(j)(k)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	2,560,000	2,112,000	(j)(k)
Total Specialty Retail				4,854,781
Total Consumer Discretionary				20,553,030
Consumer Staples — 0.9%
Food Products — 0.9%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	5,190,000	5,053,762	(j)(k)
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	493,734	495,380	(j)(k)
CPM Acquisition Corp., Second Lien Term Loan	10.250%	3/1/18	4,000,000	4,072,500	(j)(k)
CSM Bakery Solutions LLC, New 2nd Lien Term Loan	—	5/23/21	3,150,000	3,138,188	(l)
Total Consumer Staples				12,759,830

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	29

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Murray Energy Corp., First Lien Term Loan	5.250%	12/5/19	6,593,475	$6,653,232	(j)(k)
Samson Investment Co., New Second Lien Term Loan	5.000%	9/25/18	1,500,000	1,498,393	(j)(k)
Total Energy				8,151,625
Health Care — 1.0%
Health Care Equipment & Supplies — 0.0%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	573,907	577,136	(j)(k)
Health Care Providers & Services — 0.7%
CRC Health Corp., New Term Loan	5.250%	3/29/21	1,914,203	1,930,355	(j)(k)
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	2,540,000	2,569,634	(j)(k)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	1,770,000	1,761,150	(c)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	3,130,000	3,149,562	(j)(k)
Total Health Care Providers & Services				9,410,701
Pharmaceuticals — 0.3%
Phibro Animal Health Corp., Term Loan B	4.000%	4/16/21	3,620,000	3,620,000	(j)(k)
Total Health Care				13,607,837
Industrials — 1.2%
Aerospace & Defense — 0.1%
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	2,000,000	2,021,876	(j)(k)
Airlines — 0.2%
DAE Aviation Holdings Inc., Second Lien Term Loan	7.750%	8/5/19	3,000,000	3,035,625	(j)(k)
Commercial Services & Supplies — 0.4%
ARC Document Solutions Inc., Term Loan B	6.250%	12/20/18	2,856,013	2,898,853	(j)(k)
Lineage Logistics Holdings LLC, 2014 Term Loan	4.500%	4/7/21	1,985,025	1,965,175	(j)(k)
Total Commercial Services & Supplies				4,864,028
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	7/30/18	3,960,000	3,961,651	(j)(k)
Transportation — 0.2%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	3,140,000	3,187,100	(j)(k)
Total Industrials				17,070,280
Materials — 0.6%
Chemicals — 0.1%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,300,000	1,347,937	(j)(k)
Metals & Mining — 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	992,500	990,826	(j)(k)
Paper & Forest Products — 0.4%
NewPage Corp., Term Loan	9.500%	2/11/21	5,770,000	5,794,021	(j)(k)
Total Materials				8,132,784

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.9%
Electric Utilities — 0.1%
EFS Cogen Holdings I LLC, Term Loan B	3.750%	12/17/20	1,892,362		$1,899,458	(j)(k)
Independent Power and Renewable Electricity Producers — 0.8%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	11,250,822		11,300,044	(j)(k)
Total Utilities					13,199,502
Total Senior Loans (Cost — $92,639,312)					93,474,888
Sovereign Bonds — 0.2%
Mexico — 0.2%
United Mexican States, Bonds (Cost — $3,571,206)	6.500%	6/9/22	43,320,000	MXN	3,463,467

			Shares
Common Stocks — 1.3%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Ford Motor Co.			134,586		2,290,654
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			83,175		166,350	*(c)(d)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7		0	(c)(d)(i)
Total Consumer Discretionary					2,457,004
Energy — 0.2%
Energy Equipment & Services — 0.2%
KCAD Holdings I Ltd.			282,728,964		2,200,762	(c)(d)
Financials — 0.6%
Banks — 0.5%
Citigroup Inc.			89,009		4,353,430
JPMorgan Chase & Co.			60,063		3,463,833
Total Banks					7,817,263
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.			22,047		810,448	*
Total Financials					8,627,711
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.			15,700		753,600	*(c)(d)
Industrials — 0.2%
Marine — 0.2%
DeepOcean Group Holding AS			104,107		3,235,750	(c)(d)
Horizon Lines Inc., Class A Shares			701,276		259,472	*
Total Industrials					3,495,222

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	31

Schedule of investments (cont’d)

July 31, 2014

Western Asset Short Duration High Income Fund

Security			Shares	Value
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			726,894	$74,305	*
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	2	*(c)
Total Common Stocks (Cost — $17,899,448)				17,608,606

	Rate
Preferred Stocks — 0.7%
Financials — 0.7%
Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		720	761,760	(e)
Consumer Finance — 0.5%
GMAC Capital Trust I	8.125%		276,437	7,513,558	(e)
Diversified Financial Services — 0.1%
Citigroup Capital XIII	7.875%		39,050	1,057,864	(e)
Total Preferred Stocks (Cost — $8,974,250)				9,333,182

		Expiration Date	Warrants
Warrants — 0.0%
Jack Cooper Holdings Corp.		12/15/17	2,140	342,400	*(a)
Jack Cooper Holdings Corp.		5/6/18	945	151,200	*(a)
Total Warrants (Cost — $51,665)				493,600
Total Investments — 100.7% (Cost — $1,408,550,603#)				1,421,765,511
Liabilities in Excess of Other Assets — (0.7)%				(10,275,203)
Total Net Assets — 100.0%				$1,411,490,308

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security (unaudited).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of July 31, 2014.

(g)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2014 Annual Report

Western Asset Short Duration High Income Fund

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan is unfunded as of July 31, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $1,413,290,373.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CLO	— Collateral Loan Obligation
EUR	— Euro
MXN	— Mexican Peso

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	33

Statement of assets and liabilities

July 31, 2014

Assets:
Investments, at value (Cost — $1,408,550,603)	$1,421,765,511
Foreign currency, at value (Cost — $220,690)	217,423
Receivable for securities sold	100,494,303
Interest and dividends receivable	24,325,213
Receivable for Fund shares sold	4,452,518
Deposits with brokers for centrally cleared swap contracts	4,026,867
Deposits with brokers for open futures contracts	1,905,022
Receivable from broker — variation margin on centrally cleared swaps	749,605
Unrealized appreciation on forward foreign currency contracts	209,593
Receivable from broker — variation margin on open futures contracts	49,547
OTC swaps, at value (premiums paid — $38,597)	45,071
Receivable for open OTC swap contracts	2,917
Prepaid expenses	120,183
Total Assets	1,558,363,773

Liabilities:
Payable for Fund shares repurchased	90,116,736
Due to custodian	31,375,631
Payable for securities purchased	22,538,722
Distributions payable	1,307,864
Investment management fee payable	691,339
Service and/or distribution fees payable	370,442
OTC swaps, at value (premiums received — $72,876)	88,945
Unrealized depreciation on forward foreign currency contracts	11,212
Trustees’ fees payable	6,877
Payable for open OTC swap contracts	5,833
Accrued expenses	359,864
Total Liabilities	146,873,465
Total Net Assets	$1,411,490,308

Net Assets:
Par value (Note 7)	$2,200
Paid-in capital in excess of par value	1,491,673,133
Undistributed net investment income	678,825
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(95,883,578)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	15,019,728
Total Net Assets	$1,411,490,308

See Notes to Financial Statements.

34	Western Asset Short Duration High Income Fund 2014 Annual Report

Shares Outstanding:
Class A	98,616,378
Class B	1,336,615
Class C	24,407,095
Class C1	20,346,665
Class R	5,775
Class I	75,326,403

Net Asset Value:
Class A (and redemption price)	$6.40
Class B*	$6.35
Class C*	$6.40
Class C1*	$6.44
Class R (and redemption price)	$6.41
Class I (and redemption price)	$6.43
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$6.55

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	35

Statement of operations

For the Year Ended July 31, 2014

Investment Income:
Interest	$72,891,580
Dividends	971,318
Less: Foreign taxes withheld	(714)
Total Investment Income	73,862,184

Expenses:
Investment management fee (Note 2)	6,117,700
Service and/or distribution fees (Notes 2 and 5)	3,359,461
Transfer agent fees (Note 5)	1,009,430
Registration fees	139,690
Fund accounting fees	97,370
Legal fees	78,732
Shareholder reports	63,664
Audit and tax fees	46,200
Trustees’ fees	19,490
Insurance	10,841
Custody fees	7,752
Miscellaneous expenses	9,447
Total Expenses	10,959,777
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(37,040)
Net Expenses	10,922,737
Net Investment Income	62,939,447

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	9,881,432
Futures contracts	(3,696,351)
Swap contracts	(1,187,723)
Foreign currency transactions	(355,390)
Net Realized Gain	4,641,968
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,365,742
Futures contracts	804,821
Swap contracts	665,238
Foreign currencies	278,972
Change in Net Unrealized Appreciation (Depreciation)	6,114,773
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	10,756,741
Increase in Net Assets from Operations	$73,696,188

See Notes to Financial Statements.

36	Western Asset Short Duration High Income Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2014	2013

Operations:
Net investment income	$62,939,447	$42,299,466
Net realized gain	4,641,968	28,690,443
Change in net unrealized appreciation (depreciation)	6,114,773	7,310,105
Increase in Net Assets from Operations	73,696,188	78,300,014

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(67,202,016)	(43,334,960)
Decrease in Net Assets from Distributions to Shareholders	(67,202,016)	(43,334,960)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,260,236,771	480,712,587
Reinvestment of distributions	58,360,498	39,964,024
Cost of shares repurchased	(543,260,492)	(450,500,687)
Increase in Net Assets from Fund Share Transactions	775,336,777	70,175,924
Increase in Net Assets	781,830,949	105,140,978

Net Assets:
Beginning of year	629,659,359	524,518,381
End of year*	$1,411,490,308	$629,659,359
*Includesundistributed net investment income of:	$678,825	$419,025

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	37

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$6.33	$6.03	$6.17	$5.86	$5.12

Income (loss) from operations:
Net investment income	0.37	0.40	0.42	0.46	0.52
Net realized and unrealized gain (loss)	0.09	0.31	(0.12)	0.33	0.75
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income from operations	0.46	0.71	0.30	0.79	1.28

Less distributions from:
Net investment income	(0.39)	(0.41)	(0.44)	(0.48)	(0.54)
Total distributions	(0.39)	(0.41)	(0.44)	(0.48)	(0.54)

Net asset value, end of year	$6.40	$6.33	$6.03	$6.17	$5.86
Total return[2]	7.44%	12.02%	5.35%	13.95%	25.84%[3]

Net assets, end of year (millions)	$631	$380	$327	$261	$273

Ratios to average net assets:
Gross expenses	0.95%	0.99%	1.03%	1.00%	0.99%
Net expenses[4]	0.94 [5,6]	0.98 [5,6]	1.03	1.00	0.99
Net investment income	5.70	6.37	7.23	7.53	9.31

Portfolio turnover rate	60%	117%	78%	90%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.63%. Class A received $468,885 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Short Duration High Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$6.27	$5.97	$6.27	$5.96	$5.14

Income (loss) from operations:
Net investment income	0.32	0.36	0.39	0.44	0.50
Net realized and unrealized gain (loss)	0.11	0.31	(0.15)	0.34	0.75
Proceeds from settlement of a regulatory matter	—	—	—	—	0.08
Total income from operations	0.43	0.67	0.24	0.78	1.33

Less distributions from:
Net investment income	(0.35)	(0.37)	(0.54)	(0.47)	(0.51)
Total distributions	(0.35)	(0.37)	(0.54)	(0.47)	(0.51)

Net asset value, end of year	$6.35	$6.27	$5.97	$6.27	$5.96
Total return[2]	6.97%	11.48%	4.48%	13.37%	26.83%[3]

Net assets, end of year (millions)	$9	$11	$14	$24	$39

Ratios to average net assets:
Gross expenses	1.56%	1.51%	1.67%	1.55%	1.51%
Net expenses[4]	1.56	1.51	1.67	1.55	1.51
Net investment income	5.09	5.81	6.64	7.00	8.89

Portfolio turnover rate	60%	117%	78%	90%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.14%. Class B received $556,573 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2014	2013[2]

Net asset value, beginning of year	$6.33	$6.03

Income from operations:
Net investment income	0.32	0.35
Net realized and unrealized gain	0.10	0.31
Total income from operations	0.42	0.66

Less distributions from:
Net investment income	(0.35)	(0.36)
Total distributions	(0.35)	(0.36)

Net asset value, end of year	$6.40	$6.33
Total return[3]	6.68%	11.16%

Net assets, end of year (millions)	$156	$10

Ratios to average net assets:
Gross expenses	1.66%	1.82%[4]
Net expenses[5,6]	1.66	1.75 [4,7]
Net investment income	4.94	5.61 [4]

Portfolio turnover rate	60%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to July 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset Short Duration High Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1♦ Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$6.36	$6.06	$6.20	$5.89	$5.15

Income (loss) from operations:
Net investment income	0.34	0.37	0.40	0.43	0.50
Net realized and unrealized gain (loss)	0.11	0.31	(0.12)	0.33	0.74
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income from operations	0.45	0.68	0.28	0.76	1.25

Less distributions from:
Net investment income	(0.37)	(0.38)	(0.42)	(0.45)	(0.51)
Total distributions	(0.37)	(0.38)	(0.42)	(0.45)	(0.51)

Net asset value, end of year	$6.44	$6.36	$6.06	$6.20	$5.89
Total return[2]	7.15%	11.47%	4.91%	13.30%	25.19%[3]

Net assets, end of year (millions)	$131	$144	$159	$166	$162

Ratios to average net assets:
Gross expenses	1.37%	1.45%	1.47%	1.45%	1.44%
Net expenses[4]	1.37	1.45	1.47	1.45	1.44
Net investment income	5.28	5.89	6.81	7.08	8.89

Portfolio turnover rate	60%	117%	78%	90%	99%
♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 24.98%. Class C received $162,810 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2014[2]

Net asset value, beginning of period	$6.41

Income from operations:
Net investment income	0.17
Net realized and unrealized gain	0.01
Total income from operations	0.18

Less distributions from:
Net investment income	(0.18)
Total distributions	(0.18)

Net asset value, end of period	$6.41
Total return[3]	2.83%

Net assets, end of period (000s)	$37

Ratios to average net assets:
Gross expenses[4]	1.30%
Net expenses[4,5,6]	1.30
Net investment income[4]	5.46

Portfolio turnover rate	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to July 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

See Notes to Financial Statements.

42	Western Asset Short Duration High Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$6.35	$6.05	$6.20	$5.88	$5.14

Income (loss) from operations:
Net investment income	0.39	0.41	0.44	0.47	0.53
Net realized and unrealized gain (loss)	0.10	0.31	(0.13)	0.34	0.76
Total income from operations	0.49	0.72	0.31	0.81	1.29

Less distributions from:
Net investment income	(0.41)	(0.42)	(0.46)	(0.49)	(0.55)
Total distributions	(0.41)	(0.42)	(0.46)	(0.49)	(0.55)

Net asset value, end of year	$6.43	$6.35	$6.05	$6.20	$5.88
Total return[2]	7.93%	12.23%	5.48%	14.16%	26.00%

Net assets, end of year (millions)	$484	$84	$25	$17	$12

Ratios to average net assets:
Gross expenses	0.66%	0.77%	0.75%	0.81%	0.93%
Net expenses[3,4]	0.66	0.77	0.75	0.81	0.79 [5]
Net investment income	5.99	6.54	7.51	7.72	9.48

Portfolio turnover rate	60%	117%	78%	90%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2014 Annual Report	43

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

44	Western Asset Short Duration High Income Fund 2014 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short Duration High Income Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$215,544,012	$3,832,537		$219,376,549
Utilities	—	42,558,845	0	*	42,558,845
Other corporate bonds & notes	—	891,012,177	—		891,012,177
Asset-backed securities	—	72,170,976	8,875,950		81,046,926
Collateralized mortgage obligations	—	61,864,271	—		61,864,271
Convertible bonds & notes	—	—	1,533,000		1,533,000
Senior loans	—	93,474,888	—		93,474,888
Sovereign bonds	—	3,463,467	—		3,463,467
Common stocks:
Consumer discretionary	$2,290,654	—	166,350		2,457,004
Energy	—	—	2,200,762		2,200,762
Health care	—	—	753,600		753,600
Industrials	259,472	—	3,235,750		3,495,222
Other common stocks	8,702,018	—	—		8,702,018
Preferred stocks	8,571,422	761,760	—		9,333,182
Warrants	—	493,600	—		493,600
Total investments	$19,823,566	$1,381,343,996	$20,597,949		$1,421,765,511
Other financial instruments:
Futures contracts	$926,205	—	—		$926,205
Forward foreign currency contracts	—	$209,593	—		209,593
Centrally cleared credit default swaps on credit indices — buy protection	—	700,331	—		700,331
OTC credit default swaps on corporate issues — sell protection‡	—	45,071	—		45,071
Total other financial instruments	$926,205	$954,995	—		$1,881,200
Total	$20,749,771	$1,382,298,991	$20,597,949		$1,423,646,711

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$11,212	—	$11,212
OTC credit default swaps on corporate issues — buy protection‡	—	88,945	—	88,945
Total	—	$100,157	—	$100,157

†	See Schedule of Investments for additional detailed categorizations.

46	Western Asset Short Duration High Income Fund 2014 Annual Report

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy	Industrials	Utilities		Asset- Backed Securities	Convertible Bonds & Notes	Total
Balance as of July 31, 2013	$1,233,294	$3,224,204	$1,417,050	$18,025		—	—	$5,892,573
Accrued premiums/discounts	22,284	13,156	47	29,473		$4,082	—	69,042
Realized gain (loss)[1]	—	—	100,351	—		—	—	100,351
Change in unrealized appreciation (depreciation)[2]	79,220	(292,647)	(100,398)	(34,867)		11,368	—	(337,324)
Purchases	2,497,739	460,203		573,384		8,860,500	$1,533,000	13,924,826
Sales	—	—	(1,417,050)	(586,015)		—	—	(2,003,065)
Transfers into Level 3	—	—		—		—	—	—
Transfers out of Level 3[3]	—	(3,404,916)		—		—	—	(3,404,916)
Balance as of July 31, 2014	$3,832,537	—	—	$0	*	$8,875,950	$1,533,000	$14,241,487
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2014[2]	$79,220	—	—	$(573,384)		$11,368	—	$(482,796)

	Common Stocks
Investments in Securities	Consumer Discretionary	Energy	Health Care	Industrials	Total
Balance as of July 31, 2013	$166,350	$2,704,020	—	$3,052,417	$5,922,787
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	—	(503,258)	$(612,239)	183,333	(932,164)
Purchases	—		1,365,839		1,365,839
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of July 31, 2014	$166,350	$2,200,762	$753,600	$3,235,750	$6,356,462
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2014[2]	—	$(503,258)	$(612,239)	$183,333	$(932,164)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Western Asset Short Duration High Income Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets

48	Western Asset Short Duration High Income Fund 2014 Annual Report

and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2014, the total notional value of all credit default swaps to sell protection is $500,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the

Western Asset Short Duration High Income Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures

50	Western Asset Short Duration High Income Fund 2014 Annual Report

contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Western Asset Short Duration High Income Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in

52	Western Asset Short Duration High Income Fund 2014 Annual Report

default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of July 31, 2014, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $100,157. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Western Asset Short Duration High Income Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

54	Western Asset Short Duration High Income Fund 2014 Annual Report

reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$4,522,369	$(4,522,369)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio, of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption

Western Asset Short Duration High Income Fund 2014 Annual Report	55

Notes to financial statements (cont’d)

occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% (1.00% prior to February 15, 2013) CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 ($1,000,000 prior to February 15, 2013) in the aggregate. These purchases do not incur an initial sales charge. Shareholders who purchased Class A shares prior to February 15, 2013, remain subject to the sales charge schedule, including any applicable CDSC, in effect at the time of purchase.

For the year ended July 31, 2014, LMIS and its affiliates retained sales charges of $172,038 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$11,543	$8,215	$26,569	$432

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed noninterested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2014, the Fund had accrued $4,125 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,450,786,910
Sales	637,631,199

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$27,711,711
Gross unrealized depreciation	(19,236,573)
Net unrealized appreciation	$8,475,138

56	Western Asset Short Duration High Income Fund 2014 Annual Report

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	300	9/14	$35,902,478	$35,650,781	$251,697
U.S. Treasury 10-Year Notes	1,257	9/14	157,308,492	156,633,984	674,508
Net unrealized appreciation on open futures contracts					$926,205

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Citbank N.A.	786,340	$1,052,981	8/14/14	$(11,212)
Contracts to Sell:
Australian Dollar	Citbank N.A.	3,500,000	3,250,524	8/14/14	34,800
Euro	Citbank N.A.	1,564,317	2,094,765	8/14/14	84,180
Euro	Royal Bank of Scotland PLC	1,711,130	2,291,361	8/14/14	90,613
					209,593
Net unrealized appreciation on open forward foreign currency contracts					$198,381

At July 31, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2014[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc. (Tenet Healthcare Corp., 6.875%, due 11/15/31)	$500,000	3/20/19	2.89%	5.000% quarterly	$45,071	$38,597	$6,474

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2014[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	$1,000,000	3/20/19	2.91%	5.000% quarterly	$(88,945)	$(72,876)	$(16,069)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$92,822,400	6/20/19	5.000% quarterly	$(6,272,877)	$(6,973,208)	$700,331

Western Asset Short Duration High Income Fund 2014 Annual Report	57

Notes to financial statements (cont’d)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$926,205	—	—	$926,205
OTC Swap contracts[3]	—	—	$45,071	45,071
Centrally cleared swap contracts[4]	—	—	700,331	700,331
Forward foreign currency contracts	—	$209,593	—	209,593
Total	$926,205	$209,593	$745,402	$1,881,200

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC Swap contracts[3]	—	$88,945	$88,945
Forward foreign currency contracts	$11,212	—	11,212
Total	$11,212	$88,945	$100,157

58	Western Asset Short Duration High Income Fund 2014 Annual Report

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(3,696,351)	—	—	$(3,696,351)
Swap contracts	—	—	$(1,187,723)	(1,187,723)
Forward foreign currency contracts[1]	—	$(466,463)	—	(466,463)
Total	$(3,696,351)	$(466,463)	$(1,187,723)	$(5,350,537)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$804,821	—	—	$804,821
Swap contracts	—	—	$665,238	665,238
Forward foreign currency contracts[1]	—	$298,554	—	298,554
Total	$804,821	$298,554	$665,238	$1,768,613

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$112,673,459
Forward foreign currency contracts (to buy)	696,594
Forward foreign currency contracts (to sell)	7,979,722

Average Notional Balance
Credit default swap contracts (to buy protection)	$32,167,708
Credit default swap contracts (to sell protection)	4,884,615

Western Asset Short Duration High Income Fund 2014 Annual Report	59

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at July 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$49,547	—	$49,547
Centrally cleared swap contracts[2]	749,605	—	749,605
OTC swap contracts	45,071	—	45,071
Forward foreign currency contracts	209,593	—	209,593
	$1,053,816	—	$1,053,816

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at July 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
OTC swap contracts	$88,945	—	$88,945
Forward foreign currency contracts	11,212	—	11,212
Total	$100,157	—	$100,157

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C, Class C1 and Class R shares calculated at the annual rate of 0.50%, 0.75%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,527,022	$651,778
Class B	73,561	21,498
Class C	786,243	52,410
Class C1	972,607	110,695
Class R1	28	13
Class I	—	173,036
Total	$3,359,461	$1,009,430

[1]	For the period January 31, 2014 (inception date) to July 31, 2014.

60	Western Asset Short Duration High Income Fund 2014 Annual Report

For the year ended July 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$37,040
Class B	—
Class C	—
Class C1	—
Class R1	—
Class I	—
Total	$37,040

[1]	For the period January 31, 2014 (inception date) to July 31, 2014.

6. Distributions to shareholders by class

	Year Ended July 31, 2014	Year Ended July 31, 2013
Net Investment Income:
Class A	$37,148,436	$30,964,992
Class B	537,437	731,747
Class C	4,182,300	197,274	†
Class C1	7,875,074	9,361,648	‡
Class R1	323	—
Class I	17,458,446	2,079,299
Total	$67,202,016	$43,334,960
†	For the period August 1, 2012 (inception date) to July 31, 2013.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	For the period January 31, 2014 (inception date) to July 31, 2014.

7. Shares of beneficial interest

At July 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	83,373,727	$533,948,594	63,209,954	$392,921,263
Shares issued on reinvestment	5,475,863	35,160,969	4,667,200	29,402,302
Shares repurchased	(50,318,482)	(323,521,599)	(62,053,944)	(393,831,261)
Net increase	38,531,108	$245,587,964	5,823,210	$28,492,304

Western Asset Short Duration High Income Fund 2014 Annual Report	61

Notes to financial statements (cont’d)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares		Amount
Class B
Shares sold	122,649	$775,570	162,749		$1,018,792
Shares issued on reinvestment	77,838	494,359	106,565		664,061
Shares repurchased	(543,044)	(3,453,965)	(895,359)		(5,570,741)
Net decrease	(342,557)	$(2,184,036)	(626,045)		$(3,887,888)

Class C
Shares sold	23,862,628	$153,275,798	1,978,598	†	$12,533,465	†
Shares issued on reinvestment	533,796	3,435,760	28,157	†	178,667	†
Shares repurchased	(1,643,206)	(10,578,054)	(352,878)	†	(2,256,680)	†
Net increase	22,753,218	$146,133,504	1,653,877	†	$10,455,452	†

Class C1
Shares sold	482,532	$3,084,409	610,541	‡	$3,849,853	‡
Shares issued on reinvestment	1,162,072	7,486,894	1,389,425	‡	8,786,220	‡
Shares repurchased	(3,968,605)	(25,556,796)	(5,537,781)	‡	(35,035,779)	‡
Net decrease	(2,324,001)	$(14,985,493)	(3,537,815)	‡	$(22,399,706)	‡

Class R1
Shares sold	5,725	$36,864	—		—
Shares issued on reinvestment	50	319	—		—
Shares repurchased	—	—	—		—
Net increase	5,775	$37,183	—		—

Class I
Shares sold	88,165,102	$569,115,536	11,155,650		$70,389,214
Shares issued on reinvestment	1,824,281	11,782,197	147,430		932,774
Shares repurchased	(27,916,404)	(180,150,078)	(2,178,167)		(13,806,226)
Net increase	62,072,979	$400,747,655	9,124,913		$57,515,762

†	For the period August 1, 2012 (inception date) to July 31, 2013.
‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	For the period January 31, 2014 (inception date) to July 31, 2014.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class C1	Class R	Class I
Daily 8/29/2014	$0.033735	$0.029683	$0.029948	$0.031530	$0.032707	$0.035730

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$67,202,016	$43,334,960

62	Western Asset Short Duration High Income Fund 2014 Annual Report

As of July 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,019,779
Capital loss carryforward*	(90,217,603)
Other book/tax temporary differences(a)	(1,267,159)
Unrealized appreciation (depreciation)(b)	10,279,958
Total accumulated earnings (losses) — net	$(80,185,025)

*	During the taxable year ended July 31, 2014, the Fund utilized $3,694,665 of its capital loss carryforward available from prior years. As of July 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2017	$(8,495,814)
7/31/2018	(64,100,133)
7/31/2019	(17,621,656)
$(90,217,603)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Short Duration High Income Fund 2014 Annual Report	63

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short Duration High Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short Duration High Income Fund as of July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2014

64	Western Asset Short Duration High Income Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration High Income Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

66	Western Asset Short Duration High Income Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration High Income Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

68	Western Asset Short Duration High Income Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Short Duration High Income Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steve Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

70	Western Asset Short Duration High Income Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset Short Duration High Income Fund	71

Western Asset

Short Duration High Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/14 SR14-2296

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2013 and July 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $159,000 in 2013 and $109,035 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $5,000 in 2013 and $0 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,800 in 2013 and $15,700 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in 2013 and $0 in 2014.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: September 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: September 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: September 23, 2014